Exhibit 10.42

WARRANT

CLEAR SKIES SOLAR, INC.
No. D-1	1,000,000 Shares

WARRANT TO PURCHASE COMMON STOCK

VOID AFTER 5:30 P.M., EASTERN
TIME, ON THE EXPIRATION DATE

THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED OR OTHERWISE TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.

FOR VALUE RECEIVED, CLEAR SKIES SOLAR, INC., a Delaware corporation (the “Company”), hereby agrees to sell upon the terms and on the conditions hereinafter set forth, at any time and from time to time but no later than 5:30 p.m., Eastern Time, on the Expiration Date (as hereinafter defined), to KIM DAVIS, or registered assigns (the “Holder”), under the terms as hereinafter set forth, ONE MILLION (1,000,000) fully paid and non-assessable shares of the Company’s common stock, par value $0.001 per share (the “Warrant Shares”), at a purchase price equal to $0.25 per share (the “Warrant Price”), pursuant to this warrant (this “Warrant”). The number of Warrant Shares to be so issued and the Warrant Price are subject to adjustment in certain events as hereinafter set forth. The term “Common Stock” shall mean, when used herein, unless the context otherwise requires, the stock and other securities and property at the time receivable upon the exercise of this Warrant.

1.	Exercise of Warrant.

(a)           The Holder may exercise this Warrant according to its terms by surrendering this Warrant to the Company at the address set forth in Section 10, together with the form of exercise attached hereto duly executed by the Holder, accompanied by cash, certified check or bank draft in payment of the Warrant Price, in lawful money of the United States of America, for the number of Warrant Shares specified in such form of exercise, or as otherwise provided in this Warrant, at any time and from time to time prior to 5:30 p.m., Eastern Time, on May 6, 2010 (the “Expiration Date”).

(b)           This Warrant may be exercised in whole or in part so long as any exercise in part hereof would not involve the issuance of fractional shares of Common Stock.  If exercised in part, the Company shall deliver to the Holder a new Warrant, identical in form, in the name of the Holder, evidencing the right to purchase the number of Warrant Shares as to which this Warrant has not been exercised, which new Warrant shall be signed by the Chief Executive Officer, President or any other executive officer of the Company.  The term Warrant as used herein shall include any subsequent Warrant issued as provided herein.

(c)           No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. The Company shall pay cash in lieu of fractions with respect to the Warrants based upon the fair market value of such fractional shares of Common Stock (which shall be the closing price of such shares on the exchange or market on which the Common Stock is then traded) at the time of exercise of this Warrant.

(d)           In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Shares so purchased, registered in the name of the Holder, together with any other stock or other securities or property to which the Holder is entitled pursuant to Section 5 or otherwise, shall be delivered to the Holder within a reasonable time after such rights shall have been so exercised. The person or entity in whose name any certificate for the Warrant Shares is issued upon exercise of the rights represented by this Warrant shall for all purposes be deemed to have become the holder of record of such shares immediately prior to the close of business on the date on which the Warrant was surrendered and payment of the Warrant Price and any applicable taxes was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the opening of business on the next succeeding date on which the stock transfer books are open. The Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any issuance and delivery of Warrant Shares to any Person other than the Holder or with respect to any income tax due by the Holder with respect to any Warrant Shares. “Person” shall mean any natural person, corporation, division of a corporation, partnership, limited liability company, trust, joint venture, association, company, estate, unincorporated organization or government or any agency or political subdivision thereof.

2.	Disposition of Warrant Shares and Warrant.

(a)           The Holder hereby acknowledges that this Warrant and any Warrant Shares purchased pursuant hereto are, as of the date hereof, not registered: (i) under the Act on the ground that the issuance of this Warrant is exempt from registration under Section 4(2) of the Act as not involving any public offering or (ii) under any applicable state securities law because the issuance of this Warrant does not involve any public offering; and that the Company’s reliance on the Section 4(2) exemption of the Act and under applicable state securities laws is predicated in part on the representations hereby made to the Company by the Holder that it is acquiring this Warrant and will acquire the Warrant Shares for investment for its own account, with no present intention of dividing its participation with others or reselling or otherwise distributing the same, subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control.

The Holder hereby agrees that it will not sell or transfer all or any part of this Warrant and/or the Warrant Shares, except pursuant to an effective registration statement under the Act, unless and until it shall first have given notice to the Company describing such sale or transfer and furnished to the Company either (i) an opinion of counsel for the Company, which the Company shall obtain at its own expense, to the effect that the proposed sale or transfer may be made without registration under the Act and without registration or qualification under any state law, or (ii) an interpretative letter from the Securities and Exchange Commission to the effect that no enforcement action will be recommended if the proposed sale or transfer is made without registration under the Act.

(b)           If, at the time of issuance of the shares issuable upon exercise of this Warrant, no registration statement is in effect with respect to such shares under applicable provisions of the Act, the Company may at its election require that the Holder provide the Company with written reconfirmation of the Holder’s investment intent and that any stock certificate delivered to the Holder of a surrendered Warrant shall bear a legend reading substantially as follows:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THIS CERTIFICATE THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.”

In addition, so long as the foregoing legend may remain on any stock certificate delivered to the Holder, the Company may maintain appropriate “stop transfer” orders with respect to such certificates and the shares represented thereby on its books and records and with those to whom it may delegate registrar and transfer functions.

3.           Reservation of Shares.  The Company hereby agrees that at all times there shall be reserved for issuance upon the exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance upon exercise of this Warrant. The Company further agrees that all shares which may be issued upon the exercise of the rights represented by this Warrant will be duly authorized and will, upon issuance and against payment of the Warrant Price therefor, be validly issued, fully paid and non assessable, free from all taxes, liens, charges and preemptive rights with respect to the issuance thereof, other than taxes, if any, in respect of any transfer occurring contemporaneously with such issuance and other than transfer restrictions imposed by federal and state securities laws.

4.           Exchange, Transfer or Assignment of Warrant.  This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations, entitling the Holder or Holders thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Upon surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with an appropriate instrument of assignment duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment (and, in the case of any partial transfer, a new Warrant in the name of the Holder with respect to the portion not transferred) and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other Warrants that carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof.

5.	Capital Adjustments. This Warrant is subject to the following further provisions:

(a)           Stock Dividends and Splits.  If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution on shares of its common stock or any other equity or equity equivalent securities payable in shares of common stock (“Common Stock Equivalent”), (ii) subdivides outstanding shares of common stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of common stock into a smaller number of shares, or (iv) issues by reclassification of shares of the common stock any shares of capital stock of the Company, then in each case the Warrant Price shall be multiplied by a fraction of which the numerator shall be the number of shares of common stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of common stock outstanding immediately after such event and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted. Any adjustment made pursuant to this Section 5(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(b)           Voluntary Adjustment By the Company. The Company may at any time during the term of this Warrant reduce the then current Warrant Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

(c)           Deferral and Cumulation of De Minimis Adjustments. The Company shall not be required to make any adjustment pursuant to this Section 5 if the amount of such adjustment would be less than one percent (1%) of the Warrant Price in effect immediately before the event that would otherwise have given rise to such adjustment. In such case, however, any adjustment that would otherwise have been required to be made shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment or adjustments so carried forward, shall amount to not less than one percent (1%) of the Warrant Price in effect immediately before the event giving rise to such next subsequent adjustment.

6.	Notice to Holder.

(a)           In case:

(i)           the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend (other than a cash dividend payable out of earned surplus of the Company) or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right;

(ii)           of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation with or merger of the Company into another Person, or any conveyance of all or substantially all of the assets of the Company to another Person; or

(iii)           of any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, and in each such case, the Company will mail or cause to be mailed to the Holder hereof at the time a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up.  Such notice shall be mailed at least twenty (20) days prior to the record date therein specified, or if no record date shall have been specified therein, at least twenty (20) days prior to the date of such action, provided, however, failure to provide any such notice shall not affect the validity of such transaction.

(b)           Whenever any adjustment shall be made pursuant to Section 5 hereof, the Company shall promptly make a certificate signed by its Chairman, Chief Executive Officer, President, Vice President, Chief Financial Officer or Treasurer, setting forth in reasonable detail the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Warrant Price and number of Warrant Shares purchasable upon exercise of this Warrant after giving effect to such adjustment, and shall promptly cause copies of such certificate to be mailed (by first class mail, postage prepaid) to the Holder of this Warrant.

7.           Loss, Theft, Destruction or Mutilation.  Upon receipt by the Company of evidence satisfactory to it, in the exercise of its reasonable discretion, of the ownership and the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of indemnity reasonably satisfactory to the Company and, in the case of mutilation, upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof, without expense to the Holder, a new Warrant of like tenor dated the date hereof.

8.           Warrant Holder Not a Stockholder.  The Holder of this Warrant, as such, shall not be entitled by reason of this Warrant to any rights whatsoever as a stockholder of the Company.

9.           Notices.  Any notice required or contemplated by this Warrant shall be deemed to have been duly given if transmitted by registered or certified mail, return receipt requested, postage prepaid, or nationally recognized overnight delivery service, to the Company at its principal executive offices: 200 Old Country Road, Suite 610, Mineola, New York 11501, Attention: Ezra Green, or to the Holder at the name and address set forth in the Warrant Register maintained by the Company.

10.           Choice of Law.  THIS WARRANT IS ISSUED UNDER AND SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

11.           Jurisdiction and Venue.  The Company and the Holder, by its acceptance hereof, hereby agree that any dispute which may arise between them arising out of or in connection with this Warrant shall be adjudicated before a court located in New York County, New York, and they hereby submit to the exclusive jurisdiction of the federal and state courts of the State of New York located in New York County with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Warrant or any acts or omissions relating to the sale of the securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, postage prepaid, in care of the address set forth herein or such other address as either party shall furnish in writing to the other.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has duly caused this Warrant to be signed on its behalf, in its corporate name and by its duly authorized officer, as of this ___ day of May, 2009.

CLEAR SKIES SOLAR, INC.

By:	/s/
Name: Ezra Green
Title: Chief Executive Officer

FORM OF EXERCISE

To:	Clear Skies Solar, Inc.
200 Old Country Road, Suite 610
Mineola, New York 11501
Attn:  Ezra Green

1.           The undersigned hereby elects to purchase ________ Warrant Shares pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

2.           Payment shall take the form of lawful money of the United States.

3.           Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

4.           The Warrant Shares shall be delivered to the following DWAC Account Number, if permitted, or by physical delivery of a certificate to:

5.           The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity or Person:

Signature of Authorized Signatory of Investing Entity:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:

ASSIGNMENT FORM

(To assign the foregoing warrant, execute this form and supply required information.
Do NOT use this form to exercise the warrant.)

     FOR VALUE RECEIVED, all of or             _____    shares of the foregoing Warrant and all rights evidenced thereby are hereby assigned to                                            whose address is

Dated:   ,

Holder’s Name:

Holder’s Signature:

Name and Title of Signatory:

Holder’s Address:

Signature Guaranteed:

NOTE:  The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.